                                                                    EXHIBIT 99.2






            VISUAL MANAGEMENT SYSTEMS HOLDING, INC. AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL STATEMENTS

                             MARCH 31, 2007 AND 2006


VISUAL MANAGEMENT SYSTEMS HOLDING, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
MARCH 31, 2007 AND 2006
---------------------------------------------------------------------------------------------------

ASSETS
                                                                            2007           2006
                                                                        (unaudited)     (unaudited)
Current assets
     Cash                                                              $   113,993      $    45,974
     Accounts receivable                                                   209,492          413,842
     Inventory                                                             527,507          133,088
     Prepaid expenses                                                        8,893            5,291
                                                                       -----------      -----------
         Total current assets                                              859,885          598,195

Property and equipment - net                                               283,518          230,022
Equipment under capital leases - net                                        26,300           37,105
Deposits and other assets                                                   15,923           12,253
Intangible assets - net                                                      3,674            4,446
                                                                       -----------      -----------
                                                                       $ 1,189,300      $   882,021
                                                                       ===========      ===========
LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
     Accounts payable                                                  $   799,703      $   120,268
     Accrued expenses and other current liabilities                        273,053           68,479
     Sales tax payable                                                      34,141           36,469
     Deferred revenue                                                       17,146           18,241
     Convertible notes payable                                             125,000                -
     Current portion of long-term debt                                      71,967           47,889
     Current portion of obligations under capital leases                    13,917           12,039
                                                                       -----------      -----------
         Total current liabilities                                       1,334,927          303,385

Long-term debt - net of current portion                                    281,226          208,829
Obligations under capital leases - net of current portion                   12,792           16,654
Convertible notes payable                                                        -          325,000
Loans payable - stockholders                                                 6,000           66,956

Stockholders' deficit
     Common stock, $.01 par value; 50,000,000 shares authorized,
         11,820,400 and 9,790,000 shares issued and outstanding at
         March 31, 2007 and 2006, respectively                              13,399            2,501
     Additional paid-in capital                                          2,997,686          748,515
     Accumulated deficit                                                (3,456,730)        (789,819)
                                                                       -----------      -----------
         Total stockholders' deficit                                      (445,645)         (38,803)
                                                                       -----------      -----------
                                                                       $ 1,189,300      $   882,021
                                                                       ===========      ===========

      The Notes to Consolidated Financial Statements are an integral part of these statements.

VISUAL MANAGEMENT SYSTEMS HOLDING, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
QUARTERS ENDED MARCH 31, 2007 AND 2006
-------------------------------------------------------------------------------------------

                                                                    2007            2006
                                                                 (unaudited)    (unaudited)
Revenues - net                                                  $ 1,546,887      $ 1,195,590

Cost of revenues                                                    730,247          633,663
                                                                -----------      -----------

Gross margin                                                        816,640          561,927

Operating expenses (including stock-based compensation of
     ($164,803 and $77,321 for 2007 and 2006, respectively)       1,626,310          581,403
                                                                -----------      -----------

Loss from operations                                               (809,670)         (19,476)

Other (income) expenses
     Interest income                                                    (49)             (28)
     Interest expense                                                   171                -
     Debt conversion expense                                              -           58,890
     Miscellaneous expenses                                          26,013           17,170
                                                                -----------      -----------
                                                                     26,135           76,032
                                                                -----------      -----------

Net loss                                                           (835,805)         (95,508)

Accumulated deficit
     Beginning of period                                         (2,620,925)        (694,311)
                                                                -----------      -----------
     End of period                                              $(3,456,730)     $  (789,819)
                                                                ===========      ===========

   The Notes to Consolidated Financial Statements are an integral part of these statements.

VISUAL MANAGEMENT SYSTEMS HOLDING, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
QUARTERS ENDED MARCH 31, 2007 AND 2006
--------------------------------------------------------------------------------------------------

                                                                             2007         2006
                                                                         (unaudited)   (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
     Net loss                                                            $(835,805)     $ (95,508)
     Adjustments to reconcile net loss to net cash used by operating activities
         Depreciation and amortization                                      26,412         18,139
         Stock-based compensation                                          164,803         77,321
         Change in deferred revenue                                         (4,940)           596
         Debt conversion expense                                                 -         58,890
         Bank overdraft                                                    (46,697)             -
         (Increase) decrease in operating assets
              Accounts receivable                                          174,226       (175,225)
              Inventory                                                   (281,468)       (12,995)
              Prepaid expenses and other assets                              5,364            165
              Deposits and other                                            42,401              -
         Increase (decrease) in operating liabilities
              Accounts payable                                              12,166       (116,822)
              Accrued expenses and other current liabilities                46,543         43,389
              Sales tax payable                                             11,610         (9,163)
                                                                         ---------      ---------
                  Net cash used by operating activities                   (685,385)      (211,213)

CASH FLOWS FROM INVESTING ACTIVITIES
     Purchase of property and equipment                                    (12,177)       (11,030)
     Payment of security deposits                                                -        (4,953)
                                                                         ---------      ---------
                  Net cash used by investing activities                    (12,177)       (15,983)

CASH FLOWS FROM FINANCING ACTIVITIES
     Principal repayment of obligations under capital leases                (3,647)       (10,703)
     Proceeds from convertible notes payable                               125,000        275,000
     Proceeds from loans payable - stockholders                             (4,943)         9,895
     Proceeds from the sale of common stock                                715,350              -
     Principal repayments of long-term debt                                (21,168)       (11,924)
                                                                         ---------      ---------
                  Net cash provided by financing activities                810,592        262,268
                                                                         ---------      ---------

Net change in cash                                                         113,030         35,072

CASH
     Beginning of period                                                       963         10,902
                                                                         ---------      ---------
     End of period                                                         113,993         45,974
                                                                         =========      =========



     The Notes to Consolidated Financial Statements are an integral part of these statements.

VISUAL MANAGEMENT SYSTEMS HOLDING, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2007 AND 2006
--------------------------------------------------------------------------------

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Significant accounting policies followed by Visual Management Systems Holding, Inc. ("VMS Holdings") and its wholly-owned subsidiaries, Visual Management Systems, LLC ("VMS, LLC") and Visual Management Systems PDG, LLC ("PDG"), collectively the "Company," in the preparation of the accompanying consolidated financial statements are summarized below:

         NATURE OF BUSINESS OPERATIONS
         The Company delivers protective technology solutions and remote management loss prevention surveillance systems and provides on-site consultations regarding its products. The Company also sells, installs, upgrades and services Digital Video Recording Systems. The Company is New Jersey-based, began operations in June 2003.

         PRINCIPLES OF CONSOLIDATION
         The consolidated financial statements include the accounts of Visual Management Systems Holding, Inc. and its wholly owned subsidiaries, Visual Management Systems, LLC and Visual Management Systems PDG, LLC collectively the "Company." All inter-company transactions and balances have been eliminated in consolidation.

         USE OF ESTIMATES
         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         STOCK-BASED COMPENSATION
         Effective January 1, 2005, the Company adopted Statement of Financial Accounting Standards No. 123R, SHARE-BASED PAYMENTS ("SFAS 123R"). Under this method, the Company recognizes stock-based compensation over the vesting period of each grant. Stock-based compensation is measured based on the fair values of all stock awards on the dates of grant. The Company has elected to use the Black-Scholes-Merton ("BSM") option-pricing model to determine the fair value of stock-based awards under SFAS 123R.

         SFAS 123R requires compensation expense to be recognized based on awards ultimately expected to vest. As a result, forfeitures need to be estimated on the date of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. On January 1, 2005, the Company began to estimate forfeitures based on management's best estimate of forfeitures to occur.

         In addition, the company accounts for stock awards issued to non-employees in accordance with the provisions of SFAS 123R, under which the BSM method is used to measure the value of options granted to non-employees at each vesting date to determine the appropriate charge to stock-based compensation.

         CONCENTRATION OF CREDIT RISK
         Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash balances and trade receivables. The Company invests its excess cash in highly liquid investments. The Company's customer base is principally comprised of financial institutions. The Company does not require collateral from its customers.

         ACCOUNTS RECEIVABLE AND CREDIT POLICY
         Accounts receivable are uncollateralized customer obligations due under normal trade terms, ordinarily requiring payment within 30 days from the invoice date. Interest is not charged on unpaid receivables with invoice dates over 30 days old.

         Accounts receivable are stated at the amount billed to the customer. Payments of accounts receivable are allocated to the specific invoices identified on the customer's remittance advice or, if unspecified, are applied to the earliest unpaid invoices.

VISUAL MANAGEMENT SYSTEMS HOLDING, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2007 AND 2006
--------------------------------------------------------------------------------

         Management believes all accounts receivable to be fully collectible and, therefore, the Company has not recorded an allowance as of either March 31, 2007 or 2006.

         INVENTORY
         Inventory is comprised predominantly of finished goods, which consists of digital video recorders, security cameras and related installation materials, is stated at the lower of cost or market value. Cost is computed on the first-in, first-out method.

         PROPERTY AND EQUIPMENT
         Property and equipment are stated at cost. Depreciation charges with respect to property and equipment have been made by the Company using accelerated methods based on the following estimated useful lives:

                                                                  ESTIMATED
                      CLASSIFICATION                            LIFE (YEARS)
                      --------------                            ------------

                Computer hardware and software                       5-7
                Furniture and fixtures                                7
                Machinery and equipment                              5-7
                Vehicles                                              5

         Expenditures for repairs and maintenance are charged to operations as incurred. Expenditures for betterments and major renewals are capitalized and, therefore, are included in property and equipment.

         REVENUE RECOGNITION
         The Company generates revenues from the sale and installation of remote management loss prevention systems. Revenue is recognized at the time of the installation, net of anticipated credits, returns and allowances. Amounts billed in advance of the period in which service is rendered, generally support, are recorded as a liability under "Deferred revenue."

         ADVERTISING
         Advertising costs are expensed as incurred and approximated $14,000 and $4,000 for the quarters ended March 31, 2007 and 2006, respectively.

         FAIR VALUE OF FINANCIAL INSTRUMENTS
         The carrying amount reported in the balance sheet for cash, accounts receivable, accrued expenses and other current liabilities approximates fair value because of the immediate short-term maturity of these financial instruments. The carrying amount of long-term debt approximates fair value based on terms currently available to the Company.

         INCOME TAXES
         The Company files a consolidated tax return. Deferred income tax assets and liabilities are recognized for the differences between financial and income tax reporting bases of assets and liabilities based on enacted tax rates and laws. The deferred income tax provision or benefit generally reflects the net change in deferred income tax assets and liabilities during the year. The current income tax provision reflects the tax consequences of revenues and expenses currently taxable or deductible on the Company's income tax return for the year reported.

VISUAL MANAGEMENT SYSTEMS HOLDING, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2007 AND 2006
--------------------------------------------------------------------------------

2.       PROPERTY AND EQUIPMENT

         The major classifications of property and equipment at March 31 are as follows:

                                                     2007           2006

         Computer hardware and software           $  81,405      $  75,536
         Furniture and fixtures                      25,622         24,622
         Machinery and equipment                     50,378         40,225
         Vehicles                                   277,911        166,563
                                                  ---------      ---------
              Total cost                            435,316        306,946
         Accumulated depreciation                  (151,798)       (76,924)
                                                  ---------      ---------
         Property and equipment - net             $ 283,518      $ 230,022
                                                  =========      =========

         Depreciation included as a charge to operations amounted to $23,498 and $15,252 for the quarters ended March 31, 2007 and 2006, respectively.

3.       EQUIPMENT UNDER CAPITAL LEASES

         Equipment under capital leases at March 31 are as follows:

                                                     2007           2006

         Computer hardware and software           $ 17,587      $ 17,587
         Machinery and equipment                    28,661        28,661
                                                  --------      --------
              Total cost                            46,248        46,248
         Accumulated amortization                  (19,948)       (9,143)
                                                  --------      --------
         Equipment under capital leases - net     $ 26,300      $ 37,105
                                                  ========      ========



         Amortization included as a charge to operations amounted to $2,722 and $2,695 for the quarters ended March 31, 2007 and 2006, respectively.

4.       INTANGIBLE ASSETS

         Intangible assets at March 31, are as follows:


                                                      Gross
                                  Amortization       Carrying       Accumulated
                                     Period           Amount        Amortization         Net
                                     ------           ------        ------------         ---
         2007

         Deferred financing costs    7 Years      $        5,338  $        1,664   $        3,674
                                                  ==============  ==============   ==============


         2006

         Deferred financing costs    7 Years      $        5,338  $          892  $        4,446
                                                  ==============  ==============  ==============

         Amortization expense amounted to $192 for each of the quarters ended March 31, 2007 and 2006.

VISUAL MANAGEMENT SYSTEMS HOLDING, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2007 AND 2006
--------------------------------------------------------------------------------

         Estimated future amortization expense for each of the next five twelve month periods ending March 31, and in the aggregate, is as follows:

                    2008                                 $              768
                    2009                                                768
                    2010                                                768
                    2011                                                768
                    2012                                                602
                                                         ------------------
                                                         $            3,674
                                                         ==================

5.       CONVERTIBLE DEBT

         In September 2005, the Company issued $50,000 of 8% convertible notes due on March 15, 2008. Interest is payable semi-annually in March and September. The notes are convertible by the holder into shares of the Company's common stock at any time at a conversion price of $2.50 per share, which is subject to adjustment based on the provisions of the agreement. The proceeds were primarily used for general corporate purposes. The notes were converted in October 2006.

         In March 2006, the Company issued $50,000 of 8% convertible notes due on March 15, 2008. Interest is payable semi-annually in March and September. The notes are convertible by the holder into shares of the Company's common stock at any time at a conversion price of $2.50 per share, which is subject to adjustment based on the provisions of the agreement. The proceeds were primarily used for general corporate purposes. The notes were converted in July 2006.

         In March 2006, the Company issued $25,000 of 8% convertible notes due on March 15, 2008. Interest is payable semi-annually in March and September. The notes are convertible by the holder into shares of the Company's common stock at any time at a conversion price of $2.50 per share, which is subject to adjustment based on the provisions of the agreement. The proceeds were primarily used for general corporate purposes. The notes were converted in July 2006.

         In March 2006, the Company issued $50,000 of 8% convertible notes due on March 15, 2008. Interest is payable semi-annually in March and September. The notes are convertible by the holder into shares of the Company's common stock at any time at a conversion price of $2.50 per share, which is subject to adjustment based on the provisions of the agreement. The proceeds were primarily used for general corporate purposes. The notes were converted in December 2006.

         In March 2006, the Company issued $150,000 of 8% convertible notes due on March 15, 2008. Interest is payable semi-annually in March and September. The notes are convertible by the holder into shares of the Company's common stock at any time at a conversion price of $2.50 per share, which is subject to adjustment based on the provisions of the agreement. The proceeds were primarily used for general corporate purposes. The notes were converted in December 2006.

         In September 2006, the Company issued $50,000 of 8% convertible notes due on March 15, 2008. Interest is payable semi-annually in March and September. The notes are convertible by the holder into shares of the Company's common stock at any time at a conversion price of $2.50 per share, which is subject to adjustment based on the provisions of the agreement. The proceeds were primarily used for general corporate purposes. The notes were converted in October 2006.

         In March 2007, the Company issued $125,000 of 8% convertible notes due in September 2007. Interest is payable in September 2007. The notes are convertible by the holder into shares of the Company's common stock at any time at a conversion price of $1.25 per share, which is subject to adjustment based on the provisions of the agreement. The proceeds were primarily used for general corporate purposes.

         As of March 31, 2007 and 2006, the Company had $325,000 and $125,000,
         respectively, of convertible notes payable outstanding.

VISUAL MANAGEMENT SYSTEMS HOLDING, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2007 AND 2006
--------------------------------------------------------------------------------

         In accordance with FAS-84, INDUCED CONVERSIONS OF CONVERTIBLE DEBT, the conversion of previously issued notes to common stock during the period ended March 31, 2006 and 2005 resulted in $264,990 and $58,890, respectively, of debt conversion expense.

6.       STOCK PURCHASE WARRANTS

         During the quarters ended March 31, 2007 and 2006, the management approved the issuance of warrants to purchase shares of the Company's common stock. Such warrants are exercisable at $1.25 per share, vest over a period of 36 months and expire at various times through October 2009.

         The issuance of stock purchase warrants was accounted for under SFAS 123R using the BSM model (with the same assumptions as those used for the options, see note 11), which did not result in the recording of compensation cost during the quarters ended March 31, 2007 and 2006.

         A summary of warrant activity for 2007 and 2006 is as follows:


                                                                 WEIGHTED-                          WEIGHTED-
                                                                  AVERAGE                            AVERAGE
                                               NUMBER OF         EXERCISE         WARRANTS          EXERCISE
                                               WARRANTS            PRICE         EXERCISABLE          PRICE
                                           ---------------   ---------------   ---------------  ---------------
         Outstanding, December 31, 2005            240,000              1.25           240,000             1.25
              Granted                                   --               --
              Exercised                                 --               --
                                           ---------------
         Outstanding, March 31, 2006               240,000              1.25           240,000             1.25
                                           ===============

         Outstanding, December 31, 2006            540,000              1.25           540,000             1.25
              Granted                                   --               --
              Exercised                           (540,000)              --
                                           ---------------
         Outstanding, March 31, 2007                    --               --                --               --
                                           ===============

         In March 2007, all outstanding warrants were converted into shares of the Company's common stock. The conversion was induced by management through a 2-for-1 share offering.

7.       LONG-TERM DEBT

         Long-term debt at March 31 is as follows:


                                                                            2007               2006
         Term loans payable, collateralized by vehicles, due
         in monthly installments ranging from $404 - $612,
         including interest at fixed rates ranging from
         3.90% - 8.69% and maturing through November 2012.          $          193,076    $         126,691

         Term loan payable - due in monthly installments of
         $794 including interest at a fixed rate of 8.61%
         and maturing October 2013. The loan is secured by
         substantially all assets of the Company and the
         personal guarantee of the majority stockholder.                        48,682                   --

         Small Business Administration term loan due in
         monthly installments of $2,282 including interest
         at a fixed rate of 7.23% and maturing January
         2012. The loan is collateralized by substantially
         all assets of the Company.                                            111,435              130,027
                                                                    ------------------    -----------------
                                                                               353,193              256,718
         Less: current portion                                                  71,967               47,889
                                                                    ------------------    -----------------
         Long-term debt - net of current portion                    $          281,226    $         208,829


VISUAL MANAGEMENT SYSTEMS HOLDING, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2007 AND 2006
--------------------------------------------------------------------------------



         Aggregate maturities of long-term debt of the Company due within each of the next five twelve month periods ending March 31 and thereafter, are as follows:

                  2008                                  $           71,967
                  2009                                              77,625
                  2010                                              75,197
                  2011                                              57,985
                  2012                                              46,863
                  Thereafter                                        23,556
                                                        ------------------
                                                        $          353,193
                                                        ==================

8.       OBLIGATIONS UNDER CAPITAL LEASES

         Obligations under capital leases at March 31, are as follows:

                                                                    2007               2006
         Equipment leases - monthly payments ranging from
         $83 - $282, including interest between 15.33% -
         19.03% and maturing through June 2010.             $           26,709   $         28,693

         Less: current portion                                          13,917             12,039
                                                            ------------------  -----------------

         Obligations under capital leases - net of
         current portion                                    $           12,792   $         16,654

         Aggregate maturities of obligations under capital leases of the Company due within each of the next five twelve month periods ending March 31 and thereafter, are as follows:

                  2008                                      $           17,344
                  2009                                                  11,384
                  2010                                                   2,638
                  2011                                                     330
                  2012                                                      --
                                                            ------------------
                  Total future minimum lease payments                   31,696
                  Less:  imputed interest                                4,987
                                                            ------------------
                  Present value of minimum lease payments   $           26,709
                                                            ==================

9.       COMMITMENTS AND CONTINGENCIES

         The Company conducts its operations from facilities in New Jersey, New York and Ohio with leases expiring on January 31, 2009, November 30, 2009 and November 30, 2007, respectively. Rent expense for the quarters ended March 31, 2007 and 2006 approximated $25,000 and $12,000, respectively.

         Minimum future rental payments under non-cancelable operating leases for the twelve month periods ended March 31 are as follows:

                  2008                                      $          124,288
                  2009                                                  96,652
                  2010                                                  60,109
                  2011                                                   4,043
                  2012                                                      --
                                                            ------------------
                                                            $          285,092
                                                            ==================

         Included in future minimum rental payments are lease payments related to a second facility in New Jersey under an operating lease that was entered into subsequent to quarter-end.

         In January 2007, the Company entered into compensation agreements with key members of management. The agreements are described in full within the body of the 8-k filing.


VISUAL MANAGEMENT SYSTEMS HOLDING, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2007 AND 2006
-----------------------------------------------------------------------------------------------------------

10.      INCOME TAXES

         Income tax benefit is summarized as follows for the quarters ended
         March 31:

                                                                               2007               2006

         Federal and state - current                                   $              --   $             --
         Deferred                                                                     --                 --
                                                                       -----------------   ----------------
         Provision for income taxes                                    $              --   $             --
                                                                       =================   ================

         The details of deferred income tax assets are as follows:

                                                                               2007               2006

         Deferred income tax assets                                    $         169,600   $         53,600
         Valuation allowance                                                    (169,600)           (53,600)
                                                                       -----------------   ----------------
         Deferred income tax assets - net                              $              --   $             --
                                                                       =================   ================

         The principal temporary difference that gives rise to deferred income tax assets is net operating loss carryforwards.

         At December 31, 2006 and 2005, the Company had net operating loss carryforwards for federal and state income tax purposes of approximately $424,000 and $134,000, respectively expiring through 2012. Utilization of such net operating losses could be limited under the Internal Revenue Code.

11.      STOCK OPTION PLAN

         The Company maintains a non-qualified stock option plan (the "Plan") that provides for the awarding of stock options to selected employees and non-employees. Options granted under the Plan become vested 50% one year from the date of grant and in full two years from the date of grant. Options are exercisable immediately upon vesting. No shares are reserved for the Plan and all shares are expected to be issued from authorized shares not yet outstanding, or from Treasury Stock, if available.

         The Company estimated the fair value of each option award on the date of grant using the BSM valuation model. Assumptions about stock-price volatility have been estimated by management based upon the implied volatilities of publicly traded companies within the industry. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant. Forfeitures were estimated as management's best approximation.

         The following table presents the weighted-average assumptions used to estimate the fair values of the stock options granted in the periods presented:

                                                             MARCH 31,
                                                  ------------------------------
                                                      2007              2006
                                                  -------------    -------------
         Risk-free interest rate                          4.94%            4.51%
         Expected volatility                               150%             150%
         Expected life (in years)                            10               10
         Weighted-average estimated fair value
              of options granted during the year  $        1.59    $        1.59


VISUAL MANAGEMENT SYSTEMS HOLDING, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2007 AND 2006
---------------------------------------------------------------------------------------------------------

         The following table summarizes the activity under the Plan:


                                                              OPTIONS OUTSTANDING
                                       -----------------------------------------------------------------
                                                           WEIGHTED-        WEIGHTED-
                                                            AVERAGE          AVERAGE         AGGREGATE
                                         NUMBER OF         EXERCISE         REMAINING        INTRINSIC
                                          SHARES             PRICE         TERM (YRS.)         VALUE
                                       -------------    -------------     -------------    -------------
         Balance, December 31, 2005        1,410,000             1.25              9.50          618,567
              Granted                         25,000             1.25
              Exercised                           --               --
              Lapsed                              --               --
                                       -------------    -------------
         Balance, March 31, 2006           1,435,000             1.25              9.01          658,330
                                       =============    =============

         Balance, December 31, 2006        1,850,000             1.25              8.75        1,318,427
              Granted                         25,000             1.25
              Exercised                           --               --
              Lapsed                              --               --
                                       -------------    -------------
         Balance, March 31, 2007           1,875,000             1.25              9.52        1,358,192
                                       =============    =============

12.      SUBSEQUENT EVENT

         On July 17, 2007, the Company was merged with and into VMS Acquisition Corp., a NJ Corporation, and became a wholly-owned subsidiary of Visual Management Systems, Inc., a Nevada Corporation (formely Wildon Productions, Inc.), a publicly traded entity subject to the provisions of the Public Company Accounting Oversight Board. As a result of the merger, each outstanding share of the Company's common stock was converted into 0.50 shares of common stock of Visual Management Systems, Inc.

13.      SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

         During the quarter ended March 31, 2006, the Company incurred $8,000 in capital leases payable in connection with the financing of additions to equipment under capital lease.